SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 01, 2004


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware           000-6658         04-2217279
___________        ____________     _____________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                  70 Orville Drive
              Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                   Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2004, Registrant entered into an agreement to amend an existing lease agreement for the building which Registrant currently occupies. The amendment extends the term of the lease, which expires December 31, 2004 to January 31, 2010.

The new amended lease provides for a reduction in Registrant's current rent expense from $9.83 to $6.75 per square foot in the first year, with rent escalations of 4% each year thereafter. It also provides for one month's free rent.
The other terms of the lease are substantially the same as the previous agreement.


ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.       Exhibit
___________       _______
10A-1             Copy of Amendment to Lease between Registrant and
                  REP A10 LLC dated as of September 1, 2004.






                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCIENTIFIC INDUSTRIES, INC.
                                        (Registrant)


Date:	September 01, 2004
                                        By: /s/ Helena R. Santos
                                        ________________________
                                        Helena R. Santos
                                        President and Chief Executive
                                        Officer